UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2019

Date of reporting period: July 31, 2019

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

07.31.19

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-773-3238.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-773-3238. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Champlain Investment Partners, LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

The Funds file its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2019

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	9.52%	1.31%	13.68%	12.12%	13.82%	339.80%	10.63%

Russell 2000	5.76%	-4.42%	10.36%	8.53%	12.47%	202.74%	7.85%

CIPMX	10.70%	14.15%	16.64%	13.70%	15.10%	257.68%	12.19%

Russell Midcap	11.10%	6.71%	11.02%	9.59%	14.34%	189.66%	10.07%

†   Champlain Small Company Fund inception date: 11/30/04

     Champlain Mid Cap Fund inception date: 06/30/08

*   Return has been annualized.

** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, both funds benefitted meaningfully from strong stock selection in health care. Our investment process, which keeps us from investing in the health care industries that most likely would be the hardest hit if the country adopts drug price controls or a mandatory “Medicare-for-All” health care plan, certainly deserves some credit for the outperformance. Both funds also benefitted from favorable stock selection in consumer staples as well as a lack of energy exposure. The technology holdings of both funds noticeably underperformed this period as their software holdings lagged. As of July 31, 2019, the 3-year relative return for both funds remain within the cloud of historical data points that start with the 3-year period ending on January 31, 2008 for the Small Company Fund and January 31, 2011 for the Mid Cap Fund.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The portfolio metrics we weight the most still indicate that both funds’ holdings remain consistent with our investment process – which is focused on reliable, growing, and high return businesses. Specifically, the weighted average trailing 3-year growth rate of Revenue Per Share and Book Value Per Share for the funds’ holdings compare favorably to the aggregated companies in their respective benchmarks. The funds’ overall Gross Profitability measure and Economic Value Added (EVA) Margin – both credible measures of business model quality – also continue to compare favorably to their respective benchmarks. The higher weighted average EVA Margin for both funds suggests that, as a group, the management teams of each strategy’s holdings allocate capital more efficiently than those at the average company in the benchmarks. Importantly, the volatility of the trailing 5-year ROE for both funds is lower than for their respective benchmarks. This suggests to us that our holdings present less “fundamental beta.”

Technology

Over the past six months, the Small Company Fund’s technology holdings returned only about half as much as the Russell 2000 technology sector. The fund’s lack of exposure to the strong performing semiconductor industry explained about half of this drag. Also contributing were

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

negative share price returns for Pure Storage, LogMeIn, New Relic, BlackLine, and Talend. Pure Storage, BlackLine and Talend have since rebounded meaningfully on good earnings and favorable guidance. New Relic and LogMeIn have both recalibrated investor expectations lower as they aggressively increase investment in new products. We eliminated the position in Okta due to its $12+ Billion market capitalization and proximity to our Fair Value estimate. We also started new positions in Tenable and SailPoint. Tenable has been on our radar long before its July 2018 IPO primarily because it occupies a high profile and privileged place in the Vulnerability Management (VM) market along with longtime holding Qualys. SailPoint offers a comprehensive approach to identity governance that consists of compliance controls, lifecycle and password management, and data access governance for users, applications, and data across on-premise, cloud, and mobile environments.

The Mid Cap Fund’s technology holdings returned less than a third as much as the benchmark’s technology sector this period. Nutanix was by far the largest detractor while LogMeIn and Pure Storage also contributed to the relative underperformance this period. The share price weakness for Nutanix came on the heels of a sub-par second quarter when sales execution and pipeline management were called out as the reasons for the company’s troubles. We have seen a continuation of those sales-related issues as well as a faster than expected transition to subscription revenues (now 65% of total) that served as a near-term revenue headwind. While surprised by the extent of the sales-related challenges, the quickened pace toward a subscription business model should ultimately benefit the company and its share price. We do not believe our assessments of the company’s technology, product lineup, or its strategy are faulty, so we have maintained the fund’s exposure. We are inclined to add meaningfully once we see solid indications of improvement in the company’s traction with customers. The fund also suffered relatively from a lack of exposure to the semiconductor industry. One could argue that the fund’s position in Synopsys belongs in that industry and that the strong gains for that software company this period offset about half of the deficit related to semiconductor exposure. The fund exited its position in Red Hat, as the wide discount to the transaction price from last year substantially closed. While US regulatory approval for the transaction had been received, some foreign approvals were still pending at the time of our sale.

Industrials and Materials

Although the Small Company Fund’s machinery stocks slightly outperformed their peers in the benchmark, the fund’s lack of exposure to aerospace and defense and building products as well as weak relative returns from MSA Safety and Ritchie Bros. Auctioneers resulted in a small relative drag for the fund’s industrials compared to the benchmark sector during the period. However, strong relative returns from the fund’s less cyclical materials holdings (led

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

by Innospec) more than offset the relative deficit from industrials. We were encouraged by the recent results and outlook presented by John Bean Technologies and Welbilt, and the shares of both companies responded favorably during this period. The positions in Woodward and Novanta were eliminated for valuation reasons. A new position was started in CSW Industials, an industrial/material growth company focused on Specialty Chemicals and Industrial Products. They target niche markets with highly-specified products and avoid commodities, which makes the markets they serve somewhat less cyclical than the average industrial.

The Mid Cap Fund’s industrials underperformed in a more noticeable manner this period as the machinery holdings underperformed their peers in the benchmark. Although the fund’s materials holdings slightly outperformed, it was not enough to erase the industrials deficit. The primary culprit within the industrials was Gates Industrial. While 2018 was a solid year operationally and the company exceeded our expectations, the recent downturn in the global automotive manufacturing industry has created more cyclicality for Gates than we had expected. With uncertainties surrounding trade and the economy, several of our most reliable and highest quality industrial franchises continue to present attractive reward to risk profiles. Our experience suggests the best course of action, when given such attractive opportunity set, is to high grade our shareholders’ capital into the best franchises, not necessary the biggest discounts within the industrial sector. Thinking long-term (e.g. a full market/economic cycle) and considering the reward to risk ratio, the efficient allocators of capital within the industrial sector remain at the top of our list of favorite holdings.

Consumer

The Small Company Fund’s consumer holdings have outperformed modestly during this period as a result of favorable stock selection. Solid results and strong share price gains at Boston Beer, Helen of Troy, Hostess Brands, Simply Good Foods, and e.l.f. Beauty contributed positively. The largest detractors were MGP Ingredients, B&G Foods, and Sally Beauty. The position in Boston Beer was trimmed, and we eliminated the small position in restaurant operator El Pollo Loco around our estimate of Fair Value. New positions were started in Lancaster Colony and National Vision Holdings. Lancaster Colony, a former holding for this strategy, is an attractive small-cap food products company that has carved out leading positions within niche categories such as dressings/dips (Marzetti), and frozen bread (Sister Schubert’s). The stock price came under pressure after results missed analysts’ expectations due to short-term headwinds and presented us with the opportunity to repurchase a position. We appreciate the management team’s focus on operational discipline as well as the additional growth opportunities from recent acquisitions including Bantam Bagels. Our experience suggests that when purchased at reasonable valuations, consumer staples

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

companies tend to outperform many of the alternatives over longer periods of time given their products’ non-cyclical nature and customer loyalty. As such, we welcome the opportunity to increase exposure to our favorite consumer staples companies when they experience short-term challenges and their shares trade at a discount. As we have been encouraged by the progress that Freshpet has made with building brand awareness and expanding both production and distribution, we added to the funds’ position. National Vision is one of the largest and fastest growing optical retailers in the U.S. The Company operates over 1,000 retail stores across 5 brands, reaches consumers via 19 consumer websites, and has a long-standing management and services arrangement with Walmart. National’s mission is to provide affordable quality eye care and eyewear, aiming to be among the lowest opening price points in the industry. Given that optical purchases are typically a necessity, the company enjoys stable and predictable revenue patterns over time.

Though stock selection within staples was favorable, the Mid Cap Fund’s consumer names underperformed slightly during this period with the overweight of the underperforming staples sector being a noticeable drag. So too were John Wiley, Sally Beauty and Molson Coors. Valuation warranted a further reduction in the position size for McCormick. A new position was initiated in Lamb Weston, the number one supplier of value-added frozen potato products in North America. The company, along with their JV partners, also is a leading supplier of value-added frozen potato products internationally (over 100 countries). The majority of Lamb Weston’s frozen potato product portfolio is made up of french fries. The Company was a wholly owned subsidiary of Conagra Brands until it was spun off in November 2016. Similar to the Mid Cap industrials, we may have opportunities to upgrade and further concentrate the consumer holdings in this fund.

Financial and Real Estate

Over the past six months, both funds’ financials gave back some of the prior period’s strong relative gains against their benchmarks, although the lack of exposure to real estate was a slight contribution for the Small Company Fund and a modest positive contribution for the Mid Cap Fund.

The Small Company Fund banks slightly underperformed their peers in the benchmark while the insurance holdings slightly outperformed. The dovish pivot from the Federal Reserve this quarter mostly confirmed what market-based interest rates have been indicating for much of the last six months – we may have seen the last interest rate hike of the current business cycle. While we have never tried to position either fund’s financials for any particular interest rate scenario, the high quality, relationship-focused community and regional banks we own typically generate more income from a steeper yield curve. As such, the currently inverted treasury yield curve (where many maturities out to two years yield more than the 5-10-year

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

maturities) could present a headwind for future earnings growth. However, loan demand and credit quality at most banks remain strong, and we used weakness to add to select positions – including Prosperity Bancshares. Prosperity announced the $2.1 billion acquisition of Dallas based LegacyTexas Financial Group late in the quarter. While Prosperity’s shares traded down because of the dilution to book value from funding 85% of the deal with stock, we anticipate the combination of Prosperity’s low Loan-To-Deposit ratio and LegacyTexas’ loan generation capabilities will create a more diverse (by geography and loan type) and more profitable bank.

Meanwhile, Hartford Financial’s acquisition of longtime holding Navigators Group closed this period as we get more confirming signals that insurance industry premiums are trending higher. Both of our remaining underwriters, James River and Argo Group, reported better than expected underwriting results, healthy premium increases, and lower than expected losses. Unfortunately, industry consolidation (which benefited this fund in recent years) has reduced the opportunity set of obvious high quality small cap Property & Casualty (P&C) insurers. Nonetheless, we started a small new position in Palomar Holdings, a specialty P&C insurance underwriter that was founded in 2014 and came public in April 2019. The company focuses on niche product categories using analytically driven underwriting to correct what they see as mispriced risks. Palomar competes in large markets against well-funded incumbents. However, with a modern platform that incorporates real time data and seamless connections with partners and customers, the company is expected to be able to compete effectively while diversifying away risk and creating high returns for shareholders.

In the Mid Cap Fund, we added modestly to Prosperity Bancshares, Cullen/Frost Bankers and SVB Financial. Arthur J. Gallagher and Everest Re have both recently reported encouraging results and should benefit from the pricing discipline returning to the P&C insurance industry.

Health Care

The health care holdings in both funds meaningfully outperformed their peers in their respective benchmarks this period due mostly to strong stock selection. Because the initial sector-factor phase of our investment process is so discriminating and winnows the opportunity set down to a fairly narrow industry focus within health care (principally medical devices, diagnostics, and life science tools), we must give partial credit to the investment process for keeping us out of the industries most exposed to the existential risks associated with the most discussed health care reform proposals.

For the Small Company Fund, valuations or position size warranted further profit taking for several of the equipment and supplies holdings while pullbacks for Teledoc and Cantel Medical provided opportunities to add weight back into the sector.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

In the Mid Cap Fund, we exited the position Henry Schein and sold most of the related spinout Covetrus, both within proximity to our idea of their Fair Values. We also trimmed NuVasive and added to Edwards Life Sciences after attending the American College of Cardiology where the company’s data for Transcatheter Aortic Valve Replacement in low risk surgical patients was presented and demonstrated superiority to surgical aortic valve replacement; the standard of care. The results were better than the most optimistic projections and point to a market that should continue to grow in the teens for several years. In August the FDA approved Edwards’ TAVR devices for low risk surgical patients; only 5 months after the trial results were presented.

To repeat what we said in our last letter, the high cost of health insurance in the U.S. for substantially lesser overall outcomes than realized in other developed economies looks unsustainable over the long-term. Accordingly, we keep both our attention and the bulk of the Funds’ health care exposure focused on companies that produce high value products which meaningfully improve outcomes and/or reduce costs or products mostly purchased by individuals. We remain quite reluctant to be directly exposed to government reimbursement or health insurance companies. To be sure, if major health care reform does come to fruition, there is no guarantee or expectation that our investment process will continue to insulate capital from absolute destruction or harm even though we do expect it to protect capital on a relative basis within the sector.

Final Thoughts

The outlook for investors is indeed uncertain. Brexit is pending, Hong Kong simmers, and the Amazon burns. To be sure, the impact of the trade tension with China and others is unforecastable. As well, we are not sure if the inverted U.S. Treasury yield curve forecasts a weaker economy on the horizon or the global hunt for yield (or perhaps some of both). Nonetheless, given the recent dovish pivot by the Federal Reserve, we reduced our risk-free rate of return for our discounted cash flow (DCF) modeling from 4% to 3.25% when the Fed recently cut the federal funds rate. A 3.25% risk free rate of return is influenced by the recent peak in 10-year U. S. Treasury yield, high quality U. S. corporate bond yields, and other considerations. This change in our risk-free rate increased our weighted average discount to Fair Value for your two funds by about 1000 bps. (Please note this assumes no change to cash flow estimates for holdings and no change to Fair Values for financials as the lower interest rate environment creates an indisputable earnings headwind for nearly all of this strategy’s financials.) Before anybody gets overly enthusiastic about this change in our valuation modeling, keep in mind that we may well need to revisit the entire construct of today’s risk-free rate. There may be a time when too many sovereigns come under duress and alternative markets for money develop as vigilantes boycott debt auctions to protest low interest rates that may be artificially depressed by central banks.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Because an “all is clear” approach to investing may never be appropriate or warranted, we will remain steadfast in our bias for reliable, high return, and well managed companies. We will not deviate from the investment process used to manage these two funds since their inceptions. The day may come, though, when too many other investors will abandon the low quality exposure inherent in most passive vehicles or the high beta factor that is present in highly cyclical and highly leveraged companies. Such behavior could lead to an end to the fairly homogenized valuations among equities as well as the attractive relative value still found in the shares of high quality companies.

Recently we were asked if we have an information edge or any other competitive advantage. We certainly do not imagine that our discussions with management give us an information edge with respect to upcoming earnings, new product announcements, or other types of short-term data likely to create a reaction by some shareholders. Nor do we believe we have a disadvantage. However, because of our long-term perspective and the nature of our questions to management during our meetings, we might have an edge over some short-sighted investors with respect to insight into a company’s competitiveness, culture, recruitment of talent, governance, and/or capital allocation. We also like to ask managers what they think of some other companies we own when we suspect they have insight. As well, each of our sector-focused analysts concentrates on relatively narrow veins of opportunity within their sectors. We certainly do think the perennial industry exclusions/underweights and perennial industry overweights driven by our investment process are a competitive advantage. Our analysts also employ a disciplined process, mental models, and frameworks for winnowing the companies in each of their sectors down to a small number of companies’ shares worthy of valuation analysis and further consideration. Perhaps our willingness to focus and concentrate our research effort is another competitive advantage.

Continuous improvement is a key fundamental tenet of Champlain’s culture. Several years ago, we intuited that our biggest area for improvement was to hone our sell discipline – exit mistakes more opportunistically and be generally more reluctant to part with our winners. And while recent history suggests we have made progress with this effort, we also plan to think more about whether we may have become too patient with some holdings. The opportunity cost of holding companies that take 12-18 months or more to turn around or get “renovated” and then recapture investors’ attention can be meaningful, especially when measured against our strongest holdings. While valuation always matters, we cannot forget the sage words that most of the time it is better to own a good company at a fair price than a fair company at a good price.

As always, we remain humbled by and grateful for the trust you have demonstrated through your investment in either or both funds.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

During the past year (12-month period ending 07.31.19), the Champlain Emerging Markets (CIPDX) strategy returned -3.55% (net of fees), and its benchmark, the MSCI Emerging Markets index, returned -2.18% during the same period.

				Since Fund’s Inception†
	6 months	1-year	3-year	Cumulative*	Annualized

CIPDX	6.99%	-3.55%	6.34%	-0.22%	-0.04%

MSCI Emerging Markets Index	0.44%	-2.18%	8.42%	6.39%	1.27%

†  Champlain Emerging Markets Fund inception date: 09/08/14

*  Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

While the strategy underperformed during the period, it did so during a time when sectors that we either have minimal exposure to or avoid entirely (namely real estate, utilities, and energy) were top-performing sectors in the benchmark. Real estate and utilities tend to outperform when investors expect interest rates to move lower, but over the trailing ten-year time horizon they have underperformed the index return. Similarly, the energy sector has not only underperformed the benchmark during the trailing ten years but did so with more volatility. Most energy companies in emerging markets are state-owned businesses whose fates are tied to energy prices regulated by the government and thus not managed in the interest of minority shareholders. As long-term investors with a process that deliberately steers us toward quality growth companies that generate positive absolute and relative returns for investors with less downside risk, we are comfortable underperforming in market environments that temporarily favor our process exclusions. We would expect a similar outcome in markets favoring a particular style but believe our investment process gives patient investors a long-term path to wealth creation by concentrating our attention on those sectors and businesses with more sustainable competitive advantages, durable business models, sound balance sheets, and capable and sincere management teams.

Consumer

The strategy’s consumer holdings delivered positive relative performance during the year, with notable bright spots in China, Hong Kong, and Argentina. MercadoLibre (Argentina) and

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Foshan Haitian Flavouring & Food (China), a new position during the year, were the two biggest contributors to relative performance during the period. We took advantage of strong gains in both positions to reduce our holdings (Foshan was trimmed in August) as shares traded close to our Fair Value estimates. We also utilized price strength in Heineken (Netherlands) to trim our position despite our favorable view of the company’s positioning in Brazil and recent announcement of a partnership with China Resources Beer in China. In Hong Kong, we started a position in Vitasoy (Hong Kong) – an existing holding in our emerging market small cap strategy and a strong relative contributor to performance. The strategy’s largest position by weight, Alibaba (China), was also a positive contributor and we took advantage of volatility during the year to add to our existing position at a wide discount to Fair Value. We exited Gourmet Master (Taiwan) due to rapidly intensifying competition in China, its largest market, where baked goods and coffee consumption are quickly becoming delivery-based thus benefiting local competitors, and we also exited Xiabuxiabu (China) as we saw better opportunities for this capital elsewhere.

In South Korea we effectively swapped our position in Amorepacific (South Korea) for a position in LG Household & Health Care (South Korea), a former holding. LG Household & Health Care is more insulated than Amorepacific from intense competition in mid-priced cosmetics and skincare in China given its exposure to the prestige segment, which continues to benefit from middle-class consumers looking to upgrade. We also started two new positions in India during the year: Page Industries (India) and Avenue Supermarts (India). Page is a branded clothing company in the early stages of building on its basic men’s innerwear business to expand into women’s innerwear and athleisure, categories that are still under-represented in India. Avenue Supermarts is leveraging its significant cost advantages over its peers to expand its retail footprint across the country by offering basic consumer products at everyday low prices. We sourced capital for these new positions by exiting Godrej Consumer Products (India) and Dabur (India) – two consumer staples companies with slimmer discounts to Fair Value. Maruti Suzuki (India) was a large detractor to relative performance as higher interest rates and more stringent emissions regulations are temporarily resulting in weaker auto sales. The auto market in India is still underpenetrated when compared to other emerging markets and we added to the position on our expectation that demand should improve as these higher costs are eventually absorbed.

In Latin America, we exited Gruma (Mexico) as growth headwinds forced us to reevaluate and lower our Fair Value estimate. We also used general market weakness in Mexico to start a new position in former holding Wal-Mart de Mexico (Mexico). Leveraging the strong DNA inherited from its parent company and the relentless focus on operational excellence and disciplined execution, Walmex, has positioned itself as one of Mexico’s most dominant consumer-facing businesses and has multiple avenues to further expand its reach in both

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

traditional and digital retail. We also added to Ambev (Brazil) as shares were pressured after consecutive quarters of weaker-than-anticipated earnings growth. Consumer preferences are clearly changing, and competition is intense in Brazil, but Ambev still holds a dominant position in the Brazilian beverage industry.

Information Technology & Communication Services

Information technology and communication services holdings were large negative contributors to performance during the year. The strategy’s meaningful underweight the hardware and semiconductor industries provided a tailwind due to their weakness during the year, but this advantage was more than offset by poor stock selection in these sectors. Although holding Taiwan Semiconductor (Taiwan) is not immune to the semiconductor cycle, its diversified platform-like business model and global technology leadership provides downside support and positions the company well for the next semiconductor cycle. Its competitive positioning was further strengthened after two of its largest competitors announced plans to shutter leading-edge capacity, and we used price weakness related to the overall semiconductor demand environment to modestly add to our position. We also added a new position in Tata Consultancy Services (India), the leading Indian information technology services company, which is benefiting from global companies rushing to increase spending on digital technology capabilities including cloud and artificial intelligence.

In communication services, weakness in Baidu (China) and iQiyi (China) were the biggest detractors to performance during the year. We ultimately decided to exit Baidu as our thesis for owning the company was no longer intact. Baidu’s core search business is losing market share on mobile, key verticals such as short-form video and content are intensely competitive, and the path toward monetization in the autonomous driving segment is unclear. As a result, after meaningfully lowering our Fair Value estimate to reflect this uncertainty, we exited the position. We also exited Naver (South Korea) for similar reasons – slowing core search combined with an increasingly unclear path to profitability of the company’s Line subsidiary. We recycled some of this capital into new position Kakao (South Korea), owner of Kakao Talk, the dominant chat app in South Korea. After a long period of investing in its technology products and service offering, Kakao’s management is now moving toward monetization through advertising and fintech, which we expect to result in accelerating revenue growth and improved margins. The strategy’s largest weight in the sector – Tencent (China) – was also weak during the period due to more stringent regulations around their games business; we took the opportunity to add modestly to the position as we believe the pull-back to be cyclical rather than structural. We also trimmed Safaricom (Kenya) as shares traded near our Fair Value estimate.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Health Care

Historically, health care in emerging markets has been dominated by generic drug manufacturers that face consistent price pressure and have no barriers to entry, or hospitals that are often capital-intensive with little free cash flow. As populations age – especially in China – we expect health care spending to grow much faster than GDP in many countries. Government policies are shifting to properly incentivize companies to invest in research and development, resulting in innovation in drug development and medical devices – areas within health care that our process prefers. Despite being the worst-performing sector in the benchmark during the review period, health care was the best-performing sector in the strategy because of our preference for quality growth companies that tend to grow revenue and cash flow in a variety of different market environments while remaining immune to difficult-to-forecast, macroeconomic factors.

WuXi Biologics (China) and new holding WuXi AppTec (China), are both indirect beneficiaries of government policy aimed at incenting innovation and novel drugs. Research suggests that Chinese generic medicines are more expensive than similar drugs in the U.S., and the Chinese government is actively pushing generic drug prices down through government-sponsored tender offers while simultaneously providing support to companies that are developing novel drugs. As a result, research and development budgets have increased and venture-backed start-ups are searching for platform partners that can help in drug discovery, development, and commercialization. WuXi AppTec’s two primary business segments – drug discovery and contract development manufacturing outsourcing – are beneficiaries of this nascent trend in China. The AppTec platform also benefits from networking effects; as more clients use the platform, more (nonconfidential) data is gathered regarding molecules that can be shared with existing and potential clients making the platform an even more valuable partner. We see a long runway of growth for WuXi AppTec as China’s health care industry transitions from copycat generics to innovative drugs. In addition to China, WuXi AppTec also benefits from increasing research and development spending worldwide. In the words of Dr. Ge Li, Chairman and CEO of WuXi AppTec, “The global health care industry is entering an unprecedented golden era of innovation, where data meets knowledge, and technology meets health care.” As such, we found WuXi AppTec compelling enough that we exited Syngene (India) to fund this new position.

Financials

The financial sector was a large positive contributor to relative performance for the year as we were rewarded for favoring high-quality, private businesses over state-owned companies that dominate the strategy’s benchmark. We took advantage of price strength late in the year to reduce weight in several of our Indian holdings including Housing Development Finance Corporation (India) and Bajaj Finance (India). Early in the year, we also initiated a new

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

position in Kotak Mahindra Bank (India); we like Kotak’s focus on digital banking and its efforts to build out its deposit base through innovative and highly effective customer acquisition strategies. Moreover, because Kotak competes with state-owned banks, we believe it is well-positioned to continue gaining market share.

Discovery Limited (South Africa) was the sector’s largest detractor during the year as investors are concerned with the investment required to launch and support its new all-digital bank. We took the opportunity to add to our position given our view that the combination of management’s execution track record and the innovative, all-digital bank has multiple paths to increase shareholder value, including a behavior-based business model that incentivizes customers with responsible financial practices.

A shift in the regulatory landscape reduced earnings visibility at Noah Holdings (China) leading us to exit the position. We started a position in Bank Central Asia (Indonesia), which, in our view, is the highest-quality bank in Indonesia. Our confidence in Bank Central Asia is supported by the long-tenured management team’s track record of maintaining stellar asset quality through multiple business cycles, as well as its formidable deposit franchise and strong balance sheet. The volatility around the U.S./China trade war also provided an opportunity to initiate a position in Hong Kong Exchanges & Clearing (HKEX) (Hong Kong) at an attractive discount to our estimate of Fair Value. We believe HKEX is in a strong position to emerge as Asia’s global financial trading destination given their unique ability to provide access to mainland China, co-located multi-asset trading and clearing capabilities, and new listing activity.

In Latin America, we trimmed Itau (Brazil) and rotated capital into Banco del Bajio (Mexico) as the Itau discount to Fair Value slimmed and the Bajio discount widened, despite the latter continuing to report impressive quarterly financial results and steady asset quality trends.

Industrials, Materials and Energy

Industrials and energy were detractors, while the materials sector was a positive contributor to performance during the year. Industrial automation holding Shenzhen Inovance Technology (China) and Mexican airport operator Grupo Aeroportuario del Sureste (ASUR) (Mexico) were both detractors to relative performance in the period. Trade and tariff uncertainty is stalling spending on capital equipment as the mix and location of productive capacity muddies the purchasing decisions of floor managers in Chinese factories but, despite these near-term challenges, we continue to believe in the opportunities ahead for China’s homegrown industrial automation companies. In Mexico, three publicly-traded airport operators (including ASUR) operate all major domestic airports (except Mexico City) under a 50-year concession agreement that was reached with the government as part of the privatization reform in 1998.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Because this arrangement creates a natural barrier to entry and given the capital intensity of the business model, these airport operators have historically offered investors the predictability, high returns, and cash flow that our process prefers. While we see little risk of the government reversing this arrangement, when President Obrador took office in late 2018 he immediately scrapped the building of a new airport that was set to replace the Mexico City airport, which resulted in a dramatic drop in the Mexican peso and sparked fears that existing concessions were also at risk. We took advantage of the price weakness to initiate the position in ASUR, and although government intervention risk appears to have dissipated, ASUR is facing traffic headwinds as overall economic growth in Mexico slows. Although we are currently reluctant to add on further price weakness, stabilizing traffic trends or government reassurances regarding the concessions would likely encourage us to add to our existing position.

We established a new position in Reliance Industries (India), a highly-diversified and vertically-integrated conglomerate with a 60-year operating history and key market positions in refining, petrochemical, telecom, and retail. Reliance’s courage to reinvest in its business, combined with its diligence in owning its value chain, are key characteristics of management teams with the long-term perspective that we prefer. While most of their profits are currently generated from their refining and petrochemical segments, we consider the opportunity to own the Indian internet/consumer ecosystem at an attractive valuation as the long-term investment opportunity. Reliance is creating an enviable consumer-oriented ecosystem that includes telecom, broadband, physical retail, e-commerce, and other ancillary technologies such as payments and social media. Moreover, the fast-growing consumer business provides a buffer to the more-cyclical refining and petrochemical segments. Over time, we expect investors to award a higher multiple to what we believe will be a less-cyclical, more-diverse business model geared toward the Indian consumer. We exited our position in Prosegur Cash (Spain), due to growing concerns about the businesses long-term revenue growth potential.

In the materials sector, International Flavors & Fragrances (U.S.) – a specialty chemical producer of key sensory ingredients used in foods and cosmetics – was a positive contributor during the year. Despite recent share price weakness, we remain confident in the consistency and high profitability of IFF, particularly when viewed against other constituents in the sector that tend to be more volatile in demand, pricing, and profitability.

Final Thoughts

The ongoing trade war, high levels of government, corporate, and household debt globally, and tighter Chinese monetary policy are all contributing to slower global economic activity, especially in countries that are manufacturing- or export-dependent. Any trade deal will likely only have a short-term benefit to global growth, as the deglobalization forces have now

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

unmistakably swung in favor of protectionism and the “beggar thy neighbor” policies that characterized the early 1930s. Debt relative to GDP differs from country to country, but the biggest engine of global growth over the past 20 years – China – now has debt levels approaching 280% of GDP, compared to 150% prior to the 2008 Financial Crisis. We simply do not see Chinese economic growth accelerating in the coming years and moreover do not see another country capable of contributing as much to global economic activity as China has done since entry into the WTO in 2001. Lastly, the Chinese government is taking a measured and targeted approach to the latest economic slowdown, unlike in 2009 when a large stimulus plan was unveiled that was misallocated and left China with a debt hangover. Consequently, tighter monetary conditions are exacerbating the slowdown in China, and probably more so than the actual trade war. While in the short run this is negative for growth, allocating capital more efficiently and rebalancing the economy to more sustainable sources of growth, such as consumption and productivity gains, are long-term positives for China.

Given this backdrop, we anticipate global growth headwinds are likely to persist into the future and result in ‘lower for longer’ interest rates globally. The strategy is positioned well for this environment, as our focus on quality growth steers us toward companies that can grow in different market environments using minimal financial leverage. The strategy’s characteristics elucidate our quality bias: the strategy has owned a portfolio of companies that has grown earnings faster than the benchmark, with higher margins, better returns, and limited debt. These metrics give us comfort that our preference for quality will reward shareholders over the long-term. As always, we remain grateful for the privilege of managing assets on behalf of our shareholders.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,150 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

Alpha is a term used in investing to describe a strategy’s ability to beat the market or its edge.

Beta measures the broad market’s overall volatility or risk.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 19.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2019
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 19.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2019
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 19.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Integra LifeSciences Holdings	3.13%
CONMED	2.65%
Sensient Technologies	2.63%
John Bean Technologies	2.51%
Hostess Brands, Cl A	2.46%
Q2 Holdings	2.36%
Blackbaud	2.29%
Welbilt	2.21%
Pure Storage, Cl A	2.20%
UMB Financial	2.18%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Everest Re Group	2.98%
Arthur J Gallagher	2.61%
Integra LifeSciences Holdings	2.57%
Splunk	2.57%
Nordson	2.55%
Edwards Lifesciences	2.36%
Waters	2.31%
Fortive	2.29%
Palo Alto Networks	2.17%
Northern Trust	2.16%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Tencent Holdings	6.50%
Alibaba Group Holding ADR	6.40%
Taiwan Semiconductor Manufacturing	4.32%
AIA Group	3.94%
Unilever ADR	3.36%
Wal-Mart de Mexico	2.72%
Heineken	2.60%
Reliance Industries	2.53%
HDFC Bank	2.49%
Clicks Group	2.46%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2019
(Unaudited)

COUNTRY ALLOCATION **

China	27.29%
India	18.18%
Hong Kong	9.31%
United States	6.34%
Netherlands	5.96%
Mexico	5.80%
Taiwan	5.41%
South Korea	4.99%
South Africa	4.38%
Brazil	2.83%
Argentina	2.28%
Indonesia	2.02%
Kenya	1.78%
Vietnam	1.77%
Peru	1.66%

**Percentages are based on total investments.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.6%
	Shares	Value
COMMUNICATION SERVICES — 2.0%
John Wiley & Sons, Cl A	840,000	$38,228,400

CONSUMER DISCRETIONARY — 4.1%
Helen of Troy *	140,000	20,759,200
National Vision Holdings *	278,600	8,800,974
Sally Beauty Holdings *	1,780,000	24,457,200
Wolverine World Wide	990,000	26,878,500

		80,895,874

CONSUMER STAPLES — 12.6%
B&G Foods	1,205,000	22,027,400
Boston Beer, Cl A *	35,000	13,731,200
elf Beauty *	1,330,000	22,064,700
Freshpet *	355,000	16,028,250
Hostess Brands, Cl A *	3,410,000	48,149,200
J&J Snack Foods	65,000	12,079,600
Lancaster Colony	130,000	20,256,600
MGP Ingredients	480,000	23,995,200
Simply Good Foods *	1,075,000	29,272,250
TreeHouse Foods *	650,000	38,571,000

		246,175,400

FINANCIALS — 13.4%
Argo Group International Holdings	570,000	39,010,800
Bryn Mawr Bank	390,000	14,461,200
Community Bank System	335,000	22,106,650
CVB Financial	925,000	20,359,250
German American Bancorp	440,000	13,882,000

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Independent Bank	420,000	$32,659,200
James River Group Holdings	395,000	18,892,850
Palomar Holdings *	65,500	1,876,575
Prosperity Bancshares	400,000	27,756,000
Stock Yards Bancorp	365,000	13,961,250
UMB Financial	625,000	42,662,500
Washington Trust Bancorp	310,000	15,571,300

		263,199,575

HEALTH CARE — 23.3%
Avanos Medical *	1,000,000	40,720,000
Cantel Medical	287,500	26,530,500
Cardiovascular Systems *	850,000	38,955,500
Catalent *	675,000	38,130,750
CONMED	595,000	51,973,250
Insulet *	210,000	25,817,400
Integra LifeSciences Holdings *	968,145	61,370,712
Masimo *	125,000	19,731,250
Medidata Solutions *	405,000	37,004,850
NuVasive *	375,000	24,975,000
Omnicell *	20,215	1,520,370
Penumbra *	75,000	12,570,000
Prestige Consumer Healthcare *	865,000	29,929,000
Supernus Pharmaceuticals *	650,000	21,690,500
Teladoc Health *	375,000	25,590,000

		456,509,082

INDUSTRIALS — 14.8%
Altra Industrial Motion	1,045,000	30,022,850
Barnes Group	650,000	33,826,000
CSW Industrials	46,000	3,248,060
Evoqua Water Technologies *	525,000	7,465,500
John Bean Technologies	415,000	49,243,900
Lydall *	430,000	10,148,000
MSA Safety	365,000	38,452,750
Ritchie Bros. Auctioneers	1,122,785	40,521,310
Standex International	295,000	20,759,150
TriMas *	440,000	13,195,600
Welbilt *	2,640,000	43,348,800

		290,231,920

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — 17.5%
Blackbaud	493,700	$44,926,700
Blackline *	745,000	33,227,000
Envestnet *	305,000	21,780,050
LogMeIn	325,000	24,690,250
New Relic *	450,135	41,939,078
Pure Storage, Cl A *	2,850,000	43,149,000
Q2 Holdings *	580,000	46,324,600
Qualys *	255,000	22,072,800
SailPoint Technologies Holding *	377,000	7,969,780
Talend ADR *	275,000	9,022,750
Tenable Holdings *	325,000	8,144,500
Yext *	1,870,000	38,914,700

		342,161,208

MATERIALS — 5.9%
Chase	90,000	9,322,200
H.B. Fuller	645,000	30,837,450
Innospec	265,000	24,745,700
Sensient Technologies	755,000	51,468,350

		116,373,700

TOTAL COMMON STOCK (Cost $1,448,456,841)		1,833,775,159

CASH EQUIVALENTS — 6.4%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 2.060%	20,000,000	20,000,000
Fidelity Treasury Portfolio, Cl I, 2.230%	106,108,304	106,108,304

TOTAL CASH EQUIVALENTS (Cost $126,108,304)		126,108,304

TOTAL INVESTMENTS — 100.0% (Cost $1,574,565,145)		$1,959,883,463

Percentages are based on Net Assets of $1,959,438,367.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2019.

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2019

As of July 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 securities. For the year ended July 31, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2019

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%
	Shares	Value
COMMUNICATION SERVICES — 1.1%
John Wiley & Sons, Cl A	880,000	$40,048,800

CONSUMER DISCRETIONARY — 6.4%
Advance Auto Parts	420,000	63,268,800
Sally Beauty Holdings *	2,000,000	27,480,000
Tractor Supply	650,000	70,726,500
Ulta Beauty *	200,000	69,850,000

		231,325,300

CONSUMER STAPLES — 12.2%
Brown-Forman, Cl B	920,000	50,425,200
Campbell Soup	975,000	40,306,500
Flowers Foods	2,766,300	65,561,310
Hormel Foods	1,330,000	54,516,700
JM Smucker	580,000	64,490,200
Lamb Weston Holdings	524,000	35,170,880
McCormick	225,000	35,671,500
Molson Coors Brewing, Cl B	855,000	46,161,450
TreeHouse Foods *	785,000	46,581,900

		438,885,640

FINANCIALS — 12.8%
Arthur J Gallagher	1,040,000	94,047,200
Commerce Bancshares	575,000	34,977,250
Cullen/Frost Bankers	480,000	45,571,200
Everest Re Group	435,000	107,288,400
Morningstar	135,000	20,517,300
Northern Trust	795,000	77,910,000

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Prosperity Bancshares	630,000	$43,715,700
SVB Financial Group *	170,000	39,434,900

		463,461,950

HEALTH CARE — 23.0%
Bio-Techne	325,000	68,298,750
Cantel Medical	555,000	51,215,400
Catalent *	1,090,000	61,574,100
Cooper	190,000	64,106,000
Covetrus *	28,070	664,417
DENTSPLY SIRONA	1,375,000	74,868,750
Edwards Lifesciences *	400,000	85,140,000
Integra LifeSciences Holdings *	1,463,570	92,775,702
Laboratory Corporation of America Holdings *	335,000	56,119,200
Masimo *	225,000	35,516,250
Medidata Solutions *	465,000	42,487,050
NuVasive *	255,000	16,983,000
Veeva Systems, Cl A *	380,000	63,042,000
Waters *	395,000	83,171,200
West Pharmaceutical Services	270,000	37,062,900

		833,024,719

INDUSTRIALS — 14.2%
AMETEK	800,000	71,688,000
Fortive	1,085,000	82,514,250
Gates Industrial PLC *	2,635,000	28,932,300
IDEX	365,000	61,400,300
Nordson	650,000	92,079,000
Ritchie Bros. Auctioneers	315,385	11,382,245
Rockwell Automation	470,000	75,566,600
Stericycle *	710,000	32,631,600
Verisk Analytics, Cl A	380,000	57,653,600

		513,847,895

INFORMATION TECHNOLOGY — 20.0%
Akamai Technologies *	403,000	35,516,390
ANSYS *	140,000	28,436,800
Blackbaud	632,700	57,575,700
Guidewire Software *	460,000	46,956,800
LogMeIn	280,000	21,271,600
New Relic *	443,685	41,338,131
Nutanix, Cl A *	1,840,000	41,768,000
Okta, Cl A *	400,000	52,332,000

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Palo Alto Networks *	345,000	$78,156,300
Pure Storage, Cl A *	3,535,000	53,519,900
ServiceNow *	160,000	44,382,400
Splunk *	685,000	92,687,350
Synopsys *	265,000	35,181,400
Tableau Software, Cl A *	150,000	25,429,500
Workday, Cl A *	345,000	68,993,100

		723,545,371

MATERIALS — 4.8%
AptarGroup	641,400	77,622,228
International Flavors & Fragrances	410,000	59,035,900
Valvoline	1,890,000	38,159,100

		174,817,228

TOTAL COMMON STOCK (Cost $2,712,196,149)		3,418,956,903

CASH EQUIVALENTS — 5.1%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 2.060%	20,000,000	20,000,000
Fidelity Treasury Portfolio, Cl I, 2.230%	165,736,741	165,736,741

TOTAL CASH EQUIVALENTS (Cost $185,736,741)		185,736,741

TOTAL INVESTMENTS— 99.6% (Cost $2,897,932,890)		$3,604,693,644

Percentages are based on Net Assets of $3,616,738,063.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2019.

Cl — Class
PLC — Public Limited Company

As of July 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 securities. For the year ended July 31, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2019

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.6%
	Shares	Value
ARGENTINA — 2.3%
MercadoLibre *	145	$90,106

BRAZIL — 2.8%
Ambev ADR	13,600	71,672
Itau Unibanco Holding ADR	4,395	40,214

		111,886

CHINA — 27.2%
Alibaba Group Holding ADR *	1,460	252,741
Ctrip.com International ADR *	2,000	77,960
Foshan Haitian Flavouring & Food, Cl A	5,100	73,672
iQIYI ADR *	1,800	33,462
JD.com ADR *	2,585	77,317
Shenzhen Inovance Technology, Cl A	17,000	61,348
Tencent Holdings	5,500	256,763
WuXi AppTec, Cl H	7,420	68,628
Wuxi Biologics Cayman *	8,500	91,321
Yum China Holdings	1,855	84,403

		1,077,615

HONG KONG — 9.3%
AIA Group	15,100	155,515
Hong Kong Exchanges & Clearing	2,300	77,817
Shenzhou International Group Holdings	6,300	87,331
Vitasoy International Holdings	10,000	47,187

		367,850

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
INDIA — 18.2%
Avenue Supermarts *	2,740	$59,059
Bajaj Finance	1,275	60,352
Britannia Industries	1,565	59,325
HDFC Bank	3,000	98,217
Housing Development Finance	2,270	70,073
Kotak Mahindra Bank	3,925	86,748
Maruti Suzuki India	665	52,901
Page Industries	185	48,836
Reliance Industries	5,905	100,057
Tata Consultancy Services	2,565	82,295

		717,863

INDONESIA — 2.0%
Bank Central Asia	36,200	79,885

KENYA — 1.8%
Safaricom PLC	267,000	70,381

MEXICO — 5.8%
Banco del Bajio	31,355	59,482
Grupo Aeroportuario del Sureste ADR	410	62,373
Wal-Mart de Mexico	36,000	107,247

		229,102

NETHERLANDS — 6.0%
Heineken	950	102,509
Unilever ADR	2,300	132,802

		235,311

PERU — 1.7%
Credicorp	300	65,397

SOUTH AFRICA — 4.4%
Clicks Group	6,750	97,156
Discovery	8,155	75,765

		172,921

SOUTH KOREA — 5.0%
Kakao	600	64,253
Koh Young Technology	985	69,075

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2019

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA — continued
LG Household & Health Care	60	$63,654

		196,982

TAIWAN — 5.4%
Chroma ATE	9,170	42,996

Taiwan Semiconductor Manufacturing	20,600	170,554

		213,550

UNITED STATES — 1.9%
International Flavors & Fragrances	515	74,155

VIETNAM — 1.8%
Vietnam Dairy Products JSC	13,248	70,032

TOTAL COMMON STOCK (Cost $3,025,680)		3,773,036

CASH EQUIVALENT — 4.5%**
Fidelity Treasury Portfolio, Cl I, 2.230% (Cost $176,407)	176,407	176,407

TOTAL INVESTMENTS— 100.1% (Cost $3,202,087)		$3,949,443

Percentages are based on Net Assets of $3,944,163.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2019.
ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company
PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2019

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Common Stock
Argentina	$90,106	$–	$–	$90,106
Brazil	111,886	–	–	111,886
China	525,883	551,732	–	1,077,615
Hong Kong	–	367,850	–	367,850
India	–	717,863	–	717,863
Indonesia	–	79,885	–	79,885
Kenya	–	70,381	–	70,381
Mexico	229,102	–	–	229,102
Netherlands	132,802	102,509	–	235,311
Peru	65,397	–	–	65,397
South Africa	–	172,921	–	172,921
South Korea	–	196,982	–	196,982
Taiwan	–	213,550	–	213,550
United States	74,155	–	–	74,155
Vietnam	–	70,032	–	70,032

Total Common Stock	1,229,331	2,543,705	–	3,773,036

Cash Equivalent	176,407	–	–	176,407

Total Investments in Securities	$1,405,738	$2,543,705	$–	$3,949,443

‡Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of July 31, 2019, securities with a total value $2,543,705 were classified as Level 2 due to the application of the fair value provided by MarkIt. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For the year ended July 31, 2019, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,574,565,145, $2,897,932,890 and $3,202,087, respectively)	$1,959,883,463	$3,604,693,644	$3,949,443
Foreign Currency, at Value (Cost $–, $– and $2,684, respectively)	–	–	2,682
Receivable for Capital Shares Sold	6,824,146	7,202,071	–
Receivable for Investment Securities Sold	6,468,351	12,068,890	13,330
Receivable for Dividends	580,067	937,477	2,553
Receivable from Adviser	–	–	3,704
Prepaid Expenses	22,114	96,095	5,352

Total Assets	1,973,778,141	3,624,998,177	3,977,064

Liabilities:
Payable for Investment Securities Purchased	11,235,650	3,166,099	7,277
Payable due to Adviser	1,343,372	2,156,982	–
Payable for Capital Shares Redeemed	855,534	1,674,784	–
Payable due to Transfer Agent	501,714	628,738	5,254
Payable due to Distributor — Advisor Shares	178,404	199,397	2,073
Payable due to Administrator	103,635	191,324	213
Payable due to Printing Fees	32,627	44,785	2,005
Payable to Custodian	19,805	36,078	2,440
Payable due to Trustees	2,883	5,251	6
Chief Compliance Officer Fees Payable	1,190	2,168	2
Payable due to Audit Fees	25,516	46,481	2,553
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	10,391
Other Accrued Expenses	39,444	108,027	687

Total Liabilities	14,339,774	8,260,114	32,901

Net Assets	$1,959,438,367	$3,616,738,063	$3,944,163

NET ASSETS CONSIST OF:
Paid-in Capital	$1,483,655,309	$2,818,198,891	$3,609,545
Total Distributable Earnings	475,783,058	798,539,172	334,618

Net Assets	$1,959,438,367	$3,616,738,063	$3,944,163

ADVISOR SHARES:
Net Assets	$542,733,614	$867,331,583	$3,944,163
Shares Issued and Outstanding (unlimited authorization — no par value)	26,656,126	43,006,212	402,957
Net Asset Value, Offering and Redemption Price Per Share	$20.36	$20.17	$9.79

INSTITUTIONAL SHARES:
Net Assets	$1,416,704,753	$2,749,406,480	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	68,962,293	133,438,260	N/A
Net Asset Value, Offering and Redemption Price Per Share	$20.54	$20.60	N/A

Amounts designated as “—” are $0.
N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2019

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$17,009,887	$28,957,426	$55,146
Less: Foreign Taxes Withheld	(140,975)	(138,240)	(4,864)

Total Investment Income	16,868,912	28,819,186	50,282

Expenses
Investment Advisory Fees	14,450,089	21,218,328	36,819
Distribution Fees — Advisor Shares	1,536,309	2,051,307	9,205
Administration Fees	1,120,968	1,891,242	2,325
Trustees’ Fees	12,435	20,771	26
Chief Compliance Officer Fees	3,907	5,674	438
Transfer Agent Fees	1,648,781	2,351,727	30,253
Printing Fees	124,921	195,734	2,422
Custodian Fees	118,148	127,279	8,820
Registration Fees	91,821	199,133	21,334
Professional Fees	45,250	79,638	95
Insurance and Other Expenses	35,377	53,122	13,965

Total Expenses	19,188,006	28,193,955	125,702

Recovery of Investment Advisory Fees Previously Waived(1)	191,984	—	—
Less: Advisory Fees Waived	—	—	(36,819)
Reimbursement from Advisor	—	—	(33,620)
Fees Paid Indirectly (2)	(206,815)	(158,549)	(40)

Net Expenses	19,173,175	28,035,406	55,223

Net Investment Income (Loss)	(2,304,263)	783,780	(4,941)

Net Realized Gain on Investments	157,982,737	118,879,097	16,339
Net Realized Loss on Foreign Currency Transactions	—	—	(4,907)

Net Realized Gain	157,982,737	118,879,097	11,432

Net Change in Unrealized Appreciation (Depreciation) on Investments	(134,232,098)	296,009,081	(132,884)
Net Change in Appreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	2,965
Foreign Capital Gains Tax on Appreciated Securities	—	—	(1,102)

Net Change in Unrealized Appreciation (Depreciation)	(134,232,098)	296,009,081	(131,021)

Net Realized and Unrealized Gain (Loss) on Investments	23,750,639	414,888,178	(119,589)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,446,376	$415,671,958	$(124,530)

(1)	See Note 5 in the Notes to Financial Statements.
(2)	See Note 4 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Loss	$(2,304,263)	$(6,724,754)
Net Realized Gain on Investments	157,982,737	141,381,961
Net Change in Unrealized Appreciation (Depreciation) on Investments	(134,232,098)	162,322,319

Net Increase in Net Assets Resulting from Operations	21,446,376	296,979,526

Distributions(1):
Advisor Shares	(63,621,049)	(57,468,436)
Institutional Shares	(110,980,612)	(79,340,703)

Total Distributions	(174,601,661)	(136,809,139)

Capital Share Transactions(2):
Advisor Shares:
Issued	164,715,860	72,603,026
Reinvestment of Distributions	61,251,905	55,730,008
Redeemed	(273,490,198)	(230,411,573)

Decrease from Advisor Shares Capital Share Transactions	(47,522,433)	(102,078,539)

Institutional Shares:
Issued	571,728,120	426,148,078(3)
Reinvestment of Distributions	107,042,134	77,270,951
Redeemed	(333,434,610)	(151,028,478)

Increase from Institutional Shares Capital Share Transactions	345,335,644	352,390,551

Net Increase in Net Assets from Capital Share Transactions	297,813,211	250,312,012

Total Increase in Net Assets	144,657,926	410,482,399

Net Assets:
Beginning of Year	1,814,780,441	1,404,298,042

End of Year(4)	$1,959,438,367	$1,814,780,441

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes issuances as a result of an in-kind transaction, see Note 12 in the Notes to Financial Statements.
(4)

Includes distributions in excess of net investment income of $(3) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018 (see Note 13 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Income (Loss)	$783,780	$(1,929,694)
Net Realized Gain on Investments	118,879,097	181,815,607
Net Change in Unrealized Appreciation on Investments	296,009,081	169,779,868

Net Increase in Net Assets Resulting from Operations	415,671,958	349,665,781

Distributions(1):
Advisor Shares	(45,428,827)	(29,164,743)
Institutional Shares	(113,591,170)	(63,172,201)

Total Distributions	(159,019,997)	(92,336,944)

Capital Share Transactions(2):
Advisor Shares:
Issued	440,916,534	157,928,991
Reinvestment of Distributions	43,515,970	27,182,077
Redeemed	(344,464,756)	(205,416,806)

Increase (Decrease) from Advisor Shares Capital Share Transactions	139,967,748	(20,305,738)

Institutional Shares:
Issued	1,141,182,285	848,018,149
Reinvestment of Distributions	88,209,042	62,486,641
Redeemed	(488,784,327)	(216,963,750)

Increase from Institutional Shares Capital Share Transactions	740,607,000	693,541,040

Net Increase in Net Assets from Capital Share Transactions	880,574,748	673,235,302

Total Increase in Net Assets	1,137,226,709	930,564,139

Net Assets:
Beginning of Year	2,479,511,354	1,548,947,215

End of Year(3)	$3,616,738,063	$2,479,511,354

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)

Includes distributions in excess of net investment income of $(1) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018 (see Note 13 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Loss	$(4,941)	$(7,829)
Net Realized Gain on Investments	11,432	362,019
Net Change in Unrealized Depreciation on Investments	(131,021)	(68,288)

Net Increase (Decrease) in Net Assets Resulting from Operations	(124,530)	285,902

Distributions (1)	—	(42,880)

Return of Capital	—	(4,982)

Capital Share Transactions(2):
Advisor Shares:
Issued	452,870	738,659
Reinvestment of Distributions	—	47,862
Redeemed	(314,742)	(1,381,149)

Increase (Decrease) from Advisor Shares Capital Share Transactions	138,128	(594,628)

Total Increase (Decrease) in Net Assets	13,598	(356,588)

Net Assets:
Beginning of Year	3,930,565	4,287,153

End of Year(3)	$3,944,163	$3,930,565

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)

Includes distributions in excess of net investment income of $(88,499) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018 (see Note 13 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares

	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Year	$22.83	$20.89	$17.74	$17.08	$16.05

Income (Loss) from Operations:
Net Investment Loss(1)	(0.06)	(0.12)	(0.04)	(0.06)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	4.01	3.73	1.14	2.15

Total from Operations	(0.22)	3.89	3.69	1.08	2.06

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(2.25)	(1.95)	(0.54)	(0.42)	(1.03)

Total Dividends and Distributions	(2.25)	(1.95)	(0.54)	(0.42)	(1.03)

Net Asset Value, End of Year	$20.36	$22.83	$20.89	$17.74	$17.08

Total Return †	1.31%	19.94%	20.92%††	6.68%††	13.04%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$542,733	$647,592	$693,776	$1,118,317	$1,510,996
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.24%(2)	1.30%(2)	1.31%	1.40%	1.38%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.23%	1.29%	1.33%	1.41%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.28)%	(0.58)%	(0.23)%	(0.36)%	(0.54)%
Portfolio Turnover Rate	30%	35%	40%	27%	37%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares

	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year or Period	$22.96	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	4.03	3.10

Total from Operations	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—
Net Realized Gains	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Year or Period	$20.54	$22.96	$20.95

Total Return †	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.99%(3)	1.05%(3)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	30%	35%	40%**

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares

	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Year	$18.88	$16.65	$14.85	$14.89	$14.92

Income (Loss) from Operations:
Net Investment Loss(1)	(0.03)	(0.05)	—	—	(0.01)
Net Realized and Unrealized Gain on Investments	2.43	3.13	2.44	1.06	1.54

Total from Operations	2.40	3.08	2.44	1.06	1.53

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Total Dividends and Distributions	(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Net Asset Value, End of Year	$20.17	$18.88	$16.65	$14.85	$14.89

Total Return †	14.15%	18.98%	16.85%	8.22%	10.65%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$867,332	$667,021	$609,025	$614,998	$526,649
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.12%	1.15%	1.17%	1.28%	1.29%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.12%	1.15%	1.17%	1.28%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	(0.26)%	0.02%	0.03%	(0.09)%
Portfolio Turnover Rate	19%	33%	33%	40%	46%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares

	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Year	$19.21	$16.92	$15.05	$15.07	$15.05

Income from Operations:
Net Investment Income(1)	0.02	—	0.05	0.04	0.02
Net Realized and Unrealized Gain on Investments	2.48	3.17	2.47	1.06	1.56

Total from Operations	2.50	3.17	2.52	1.10	1.58

Dividends and Distributions from:
Net Investment Income	—	(0.03)	(0.01)	(0.02)	—
Net Realized Gains	(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Total Dividends and Distributions	(1.11)	(0.88)	(0.65)	(1.12)	(1.56)

Net Asset Value, End of Year	$20.60	$19.21	$16.92	$15.05	$15.07

Total Return †	14.43%	19.20%	17.17%	8.45%	10.91%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,749,406	$1,812,490	$939,922	$390,408	$152,537
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.87%	0.90%	0.93%	1.03%	1.04%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.87%	0.90%	0.93%	1.03%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	(0.02)%	0.33%	0.26%	0.16%
Portfolio Turnover Rate	19%	33%	33%	40%	46%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)	Year Ended July 31, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Year or Period	$10.15	$9.50	$8.29	$7.36	$9.79	$10.00

Income (Loss) from Operations:
Net Investment Loss(4)	(0.01)	(0.02)	—	—	(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.35)	0.81	1.25	0.93	(2.35)	(0.20)

Total from Operations	(0.36)	0.79	1.25	0.93	(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	—	(0.13)	(0.04)	—	(0.01)	—
Return of Capital	—	(0.01)	—	—	—	—

Total Dividends and Distributions	—	(0.14)	(0.04)	—	(0.01)	—

Net Asset Value, End of Year or Period	$9.79	$10.15	$9.50	$8.29	$7.36	$9.79

Total Return†	(3.55)%	8.25%	15.16%	12.64%††	(24.75)%	(2.10)%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$3,944	$3,931	$4,287	$3,441	$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.50%	1.50%	1.51%	1.63%*	1.85%	1.85%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.41%	3.43%	4.04%	6.86%*	14.00%	34.14%*
Ratio of Net Investment Loss to Average Net Assets	(0.13)%	(0.20)%	(0.01)%	(0.07)%*	(0.79)%	(1.82)%*
Portfolio Turnover Rate	33%	35%	37%	66%††	104%	0%††

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
(1)

On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund and the Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2019, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended July 31, 2019, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2019, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $1,120,968, $1,891,242, and $2,325 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2019, the Small Company Fund earned credits of $206,815, the Mid Cap Fund earned credits of $158,549, and the Emerging Markets Fund earned credits of $40 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund - Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

(excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2019. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At July 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Emerging Markets Fund
7/31/16-7/31/17	2020	$ 92,159
7/31/17-7/31/18	2021	73,876
7/31/18-7/31/19	2022	70,439

		$ 236,474

6. SHARE TRANSACTIONS:

Small Company Fund	Year Ended July 31, 2019	Year Ended July 31, 2018
Advisor Shares
Issued	8,315,653	3,433,870
Reinvestment of Distributions	3,696,562	2,790,686
Redeemed	(13,718,852)	(11,069,455)

Net Advisor Shares Capital Share Transactions	(1,706,637)	(4,844,899)

Institutional Shares
Issued	28,748,215	20,193,976(1)
Reinvestment of Distributions	6,413,545	3,853,924
Redeemed	(17,035,921)	(7,130,648)

Net Institutional Shares Capital Share Transactions	18,125,839	16,917,252

Net Increase in Shares Outstanding	16,419,202	12,072,353

(1) Includes issuances as a result of an in-kind transfer (See Note 12).

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

Mid Cap Fund	Year Ended July 31, 2019	Year Ended July 31, 2018
Advisor Shares
Issued	22,885,840	8,861,884
Reinvestment of Distributions	2,681,145	1,583,116
Redeemed	(17,896,214)	(11,684,884)

Net Advisor Shares Capital Share Transactions	7,670,771	(1,239,884)

Institutional Shares
Issued	59,328,042	47,213,638
Reinvestment of Distributions	5,326,633	3,576,797
Redeemed	(25,552,840)	(12,018,416)

Net Institutional Shares Capital Share Transactions	39,101,835	38,772,019

Net Increase in Shares Outstanding	46,772,606	37,532,135

Emerging Markets Fund	Year Ended July 31, 2019	Year Ended July 31, 2018
Advisor Shares
Issued	49,611	72,397
Reinvestment of Distributions	—	4,651
Redeemed	(33,950)	(141,257)

Net Increase (Decrease) in Shares Outstanding	15,661	(64,209)

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2019, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$645,204,843	$513,627,573
Mid Cap Fund	1,150,397,995	540,614,066
Emerging Markets Fund	1,349,127	1,193,816

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences which are attributable to net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2019:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$(12,861,057)	$12,861,057
Mid Cap Fund	(9,736,474)	9,736,474
Emerging Markets Fund	12,906	(12,906)

The tax character of dividend and distributions declared during the fiscal years ended July 31, 2019 and July 31, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2019	$25,854,000	$148,747,661	$—	$174,601,661
2018	20,740,374	116,068,765	—	136,809,139

Mid Cap Fund
2019	$40,388,302	$118,631,695	$—	$159,019,997
2018	34,520,210	57,816,733	—	92,336,943

Emerging Markets Fund
2019	$—	$—	$—	$—
2018	42,880	—	4,982	47,862

For tax purposes, short term gains are considered ordinary income.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

As of July 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$2,376,262	$21,958,983	$—
Undistributed Long-Term Capital Gain	91,575,788	74,776,626	—
Capital Loss Carryforwards	—	—	(302,596)
Post October Losses	—	—	(62,307)
Unrealized Appreciation	381,831,008	701,803,570	699,519
Other Temporary Differences	—	(7)	2

Total Distributable Earnings	$475,783,058	$798,539,172	$334,618

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2019 through July 31, 2019 and specified losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$ 302,596	$ -	$ 302,596

During the year ended July 31, 2019, Emerging Markets Fund utilized $33,334 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at July 31, 2019 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash

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sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2019 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,578,052,455	$476,314,303	$(94,483,295)	$381,831,008
Mid Cap Fund	2,902,890,076	840,456,730	(138,653,162)	701,803,568
Emerging Markets Fund	3,242,216	909,132	(209,613)	699,519

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals. You could lose money on your investment in the Fund, just as you could with other investments. As described in the Fund’s Prospectus, the Fund is subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform

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other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative

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to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and

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demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At July 31, 2019, 86% of the total shares outstanding of the Small Company Fund Advisor Shares were held by three shareholders, 45% of the total shares outstanding of the Small Company Fund Institutional Shares were held by three shareholder; 79% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholder, 54% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders, and 93% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $75 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $125 million uncommitted, senior secured lines of credit which have expiration dates of February 12, 2020. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From December 18, 2018 through January 2, 2019, the Small Company Fund borrowed an average of $23,458,214 at an average interest rate of 5.46%. From December 21, 2018 through December 25, 2018, the Mid Cap Fund borrowed an average of $18,748,400 at the interest rate of 5.50%. At July 31, 2019, there were no borrowings outstanding.

12. IN-KIND TRANSFER OF SECURITIES:

During the year ended July 31, 2018, the Small Company received a contribution in-kind of investment securities and cash. These securities were exchanged tax free at their current fair value on the date of the transaction and did not have unrealized appreciation/(depreciation) at the time of transfer. As a result of this contribution, the following units of the Fund were issued for assets valued:

Transaction Date	Institutional Shares Issued	Investment Securities	Cash	Value
10/13/17	95,815	$ 1,907,924	$ 156,884	$ 2,064,808

13. REGULATORY MATTERS:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains.

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Otherwise, the amount on the current Statement of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total
Small Company Fund
Advisor Shares	$–	$(57,468,436)	$(57,468,436)
Institutional Shares	–	(79,340,703)	(79,340,703)
Mid Cap Fund
Advisor Shares	$–	$(29,164,743)	$(29,164,743)
Institutional Shares	(1,891,391)	(61,280,810)	(63,172,201)

14. NEW ACCOUNTING PRONOUNCEMENT:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

15. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2019.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of July 31, 2019, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2019, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statements of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended July 31, 2019	For each of the two years in the period ended July 31, 2019	For each of the five years in the period ended July 31, 2019
Champlain Emerging Markets Fund	For the year ended July 31, 2019	For each of the two years in the period ended July 31, 2019	For each of the three years in the period ended July 31, 2019 and the ten-month period ended July 31, 2016.

The financial highlights of Champlain Emerging Markets Fund, for each of the periods presented through September 30, 2015, were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our

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procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

September 27, 2019

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be “interested” persons of the Trust as

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES [2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

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that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2019.

OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES[2]
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Sine 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULHALL (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

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OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS (continued)
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS (continued)
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

72	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.

73	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2019 to July 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

74	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/19	Ending Account Value 07/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,095.20	1.22%	$6.34
Institutional	$1,000.00	$1,096.10	0.97%	$5.04
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.74	1.22%	$6.11
Institutional	$1,000.00	$1,019.98	0.97%	$4.86
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,107.00	1.12%	$5.85
Institutional	$1,000.00	$1,107.50	0.88%	$4.60
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.24	1.12%	$5.61
Institutional	$1,000.00	$1,020.43	0.88%	$4.41
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,069.90	1.50%	$7.70
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

75	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2019 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	86.03%	13.97%	100.00%	63.77%	73.73%	0.00%	100.00%
Champlain Mid Cap Fund	74.76%	25.24%	100.00%	41.42%	46.22%	0.00%	100.00%
Champlain Emerging Markets Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

76	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1500

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan, and whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2019			FYE July 31, 2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$95,320	None	None	$332,660	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2019	FYE July 31, 2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: October 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: October 8, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and CFO

Date: October 8, 2019